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AMERICAN GENERAL CORPORATION
                                                                      EXHIBIT 21
EXHIBIT 21 - SUBSIDIARIES OF AMERICAN GENERAL CORPORATION

   The following list includes certain, but not all, of American General Corporation's subsidiaries at March 1, 2001. Subsidiaries of subsidiaries are indicated by indentations.

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                                                                     Jurisdiction
Name                                                               of Incorporation
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
AGC Life Insurance Company..................................                 Missouri
     American General Life and Accident Insurance Company...                Tennessee
     American General Life Insurance Company................                    Texas
          American General Annuity Service Corporation......                    Texas
          American General Life Companies...................                 Delaware
          American General Life Insurance Company of New
         York...............................................                 New York
          The Variable Annuity Life Insurance Company.......                    Texas
               The Variable Annuity Marketing Company.......                    Texas
               American General Retirement Services
             Company........................................                    Texas
               VALIC Trust Company..........................                    Texas
     American General Property Insurance Company............                Tennessee
          American General Property Insurance Company of
         Florida............................................                  Florida
     The Franklin Life Insurance Company....................                 Illinois
          The American Franklin Life Insurance Company......                 Illinois
          Franklin Financial Services Corporation...........                 Delaware
     Western National Corporation...........................                 Delaware
          WNL Holding Corp..................................                 Delaware
               American General Annuity Insurance Company...                    Texas
               WNL Insurance Services, Inc. ................                 Delaware
American General Asset Management Corp......................                 Delaware
American General Capital, L.L.C. ...........................                 Delaware
American General Delaware Management Corporation............                 Delaware
American General Enterprise Services, Inc. .................                 Delaware
American General Finance, Inc. .............................                  Indiana
     AGF Investment Corp. ..................................                  Indiana
     American General Auto Finance, Inc. ...................                 Delaware
     American General Bank, FSB.............................
     American General Finance Corporation...................                  Indiana
          American General Finance Group, Inc. .............                 Delaware
               American General Financial Services, Inc.....                 Delaware
                    The National Life and Accident Insurance
                 Company....................................                    Texas
                         CommoLoCo, Inc. ...................              Puerto Rico
          Merit Life Insurance Co. .........................                  Indiana
          Yosemite Insurance Company........................                  Indiana
     American General Finance, Inc. ........................                  Alabama
     HSA Residential Mortgage Services of Texas, Inc. ......                 Delaware
American General Investment Holding Corporation.............                 Delaware
American General Investment Management Corporation..........                 Delaware
American General Realty Investment Corporation .............                    Texas
Knickerbocker Corporation...................................                    Texas
USLIFE Corporation..........................................                 Delaware
     All American Life Insurance Company....................                 Illinois
     American General Assurance Company.....................                 Illinois
     American General Life Insurance Company of
      Pennsylvania..........................................             Pennsylvania
     North Central Life Insurance Company...................                Minnesota
     The Old Line Life Insurance Company of America.........                Wisconsin
     The United States Life Insurance Company in the City of
      New York..............................................                 New York
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 23    AMERICAN GENERAL